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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 1, 2005

                       CITIGROUP MORTGAGE LOAN TRUST INC.

            (as depositor under the Pooling and Servicing Agreement,
           dated as of February 1, 2005, providing for the issuance of
                 Carrington Mortgage Loan Trust, Series 2005-NC1
                     ASSET BACKED PASS-THROUGH CERTIFICATES)

                       CITIGROUP MORTGAGE LOAN TRUST INC.
                       ----------------------------------

             (Exact name of registrant as specified in its charter)

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       Delaware                333-117349-09                   01-0791848
  -----------------            -------------              -------------------
   (State or Other              (Commission                (I.R.S. Employer
    Jurisdiction                File Number)              Identification No.)
  of Incorporation)



   390 Greenwich Street
    New York, New York                                          10013
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  (Address of Principal                                       (Zip Code)
   Executive Offices)



Registrant's telephone number, including area code:  (212) 816-6000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Completion of Acquisition or Disposition of Assets

Item 2.01  Completion of Acquisition or Disposition of Assets

Item 2.  Acquisition or Disposition of Assets
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Description of the Certificates and the Mortgage Pools

                  On February 3, 2005, a single series of certificates, entitled Carrington Mortgage Loan Trust, Series 2005-NC1, Asset Backed Pass-Through Certificates (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of February 1, 2005 (the "Agreement"), attached hereto as Exhibit 4.1, among Citigroup Mortgage Loan Trust Inc. (the "Depositor"), New Century Mortgage Corporation (the "Servicer") and Deutsche Bank National Trust Company (the "Trustee"). The Certificates consist of eighteen classes of certificates (collectively, the "Certificates"), designated as the "Class A-1A Certificates," the "Class A-1B Certificates," the "Class A-1C1 Certificates," the "Class A-1C2 Certificates," the "Class A-2 Certificates," the "Class A-3 Certificates," the "Class M-1 Certificates," the "Class M-2 Certificates," the "Class M-3 Certificates," the "Class M-4 Certificates," the "Class M-5 Certificates," the "Class M-6 Certificates," the "Class M-7 Certificates," the "Class M-8 Certificates," the "Class M-9 Certificates," the "Class CE Certificates," the "Class P Certificates," and the "Class R Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, adjustable-rate and fixed-rate, first lien and second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $1,029,909,316.07 as of February 1, 2005 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated February 1, 2005 (the "Mortgage Loan Purchase Agreement"), among the Depositor, NC Capital Corporation (the "Responsible Party") and Stanwich Asset Acceptance Company, L.L.C. (the "Seller"). The Certificates (other than the Class A-1C2 Certificates, Class M-8 Certificates, Class M-9 Certificates, Class P Certificates, Class CE Certificates and Class R Certificates) were sold by the Depositor to Citigroup Global Markets Inc. (in such capacity, the "Representative"),

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pursuant to an Underwriting Agreement, dated February 3, 2005, between the
Depositor and the Representative.

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                  The Certificates have the following initial Certificate
Balances and Pass-Through Rates:


                                INITIAL CERTIFICATE                PASS-THROUGH
   CLASS                         PRINCIPAL BALANCE                     RATE
   A-1A                         $    338,891,000.00                  Variable
   A-1B                         $    154,353,000.00                  Variable
   A-1C1                        $     84,940,000.00                  Variable
   A-1C2                        $     20,000,000.00                  Variable
    A-2                         $    136,857,000.00                  Variable
    A-3                         $     81,671,900.00                  Variable
    M-1                         $     35,532,000.00                  Variable
    M-2                         $     32,443,000.00                  Variable
    M-3                         $     20,599,000.00                  Variable
    M-4                         $     27,808,000.00                  Variable
    M-5                         $     16,994,000.00                  Variable
    M-6                         $     15,964,000.00                  Variable
    M-7                         $     12,874,000.00                  Variable
    M-8                         $     10,300,000.00                  Variable
    M-9                         $     10,300,000.00                  Variable
    CE                          $     30,382,316.07                  Variable
     P                          $            100.00                     N/A
     R                          100% Percent Interest                   N/A


                  The Certificates, other than the Class A-1C2, Class M-8, Class M-9, Class CE, the Class P and the Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated August 25, 2004, and the Prospectus Supplement, dated February 1, 2005, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class A-1C2, Class CE, the Class P and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

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Item 9.01  Financial Statements and Exhibits
           ---------------------------------

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits



 EXHIBIT NO.                             DESCRIPTION
 -----------                             -----------
     4.1 Pooling and Servicing Agreement, dated as of February 1, 2005, among Citigroup Mortgage Loan Trust Inc. as Depositor, New Century Mortgage Corporation as Servicer and Deutsche Bank National Trust Company as Trustee, relating to the Series 2005-NC1 Certificates.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: February 3, 2005


                                            CITIGROUP MORTGAGE LOAN TRUST INC.


                                            By:  /s/ Susan Mills
                                                -------------------------------
                                            Name:  Susan Mills
                                            Title: Assistant Vice President

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                                Index to Exhibits
                                -----------------


                                                                 SEQUENTIALLY
EXHIBIT NO.                     DESCRIPTION                      NUMBERED PAGE
-----------                     -----------                      -------------
    4.1         Pooling and Servicing Agreement, dated as of           7
                February 1, 2005, among Citigroup Mortgage
                Loan Trust Inc. as Depositor, New Century
                Mortgage Corporation as Servicer and
                Deutsche Bank National Trust Company as
                Trustee, relating to the Series 2005-NC1
                Certificates.

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                                   Exhibit 4.1